CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust High Income Long/Short Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 21, 2010                 /s/ James A. Bowen
                                        ----------------------------------------
                                        James A. Bowen, Chairman of the Board,
                                        President and Chief Executive Officer
                                        (principal executive officer)



I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust High Income Long/Short Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 21, 2010                 /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, Treasurer, Chief
                                        Financial Officer and Chief
                                        Accounting Officer
                                        (principal financial officer)